                                                                    EXHIBIT 23.4
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
OrCAD, Inc.:

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus.

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Portland, Oregon
September 30, 1998